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                                                                   EXHIBIT 10.35

      THIS CONVERTIBLE SUBORDINATED PROMISSORY NOTE AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, HAVE NOT BEEN REGISTERED UNDER ANY STATE SECURITIES LAWS, AND ARE SUBJECT TO A SUBSCRIPTION AND INVESTMENT REPRESENTATION AGREEMENT. THEY MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED, PLEDGED, OR OTHERWISE DISPOSED OF IN THE ABSENCE OF EITHER AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER THE APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL ACCEPTABLE TO BIG BUCK BREWERY & STEAKHOUSE, INC. THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND UNDER APPLICABLE STATE SECURITIES LAWS.

                       BIG BUCK BREWERY & STEAKHOUSE, INC.
                    CONVERTIBLE SUBORDINATED PROMISSORY NOTE

$_______________                                               GAYLORD, MICHIGAN
                            _______________, ___ 1999

      FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the undersigned, Big Buck Brewery & Steakhouse, Inc., a Michigan corporation (the "Maker"), promises to pay to the order of _______________ (the "Payee"), the principal sum of _______________ Dollars ($_______________), plus interest at the rate specified below. The unpaid principal from time to time outstanding shall bear interest prior to maturity at an annual rate of interest equal to ten percent (10%) per annum, and all interest accrued on the unpaid principal balance of this Promissory Note shall be due and payable in arrears as provided below.

      The Maker agrees to pay the accrued interest due hereunder monthly on the first day of each month, beginning _______________, 1999, until _______________,
2000, on which date the entire amount due hereunder, including all unpaid principal and interest shall be due and payable in full.

      All principal and interest shall be payable in arrears. Interest hereon shall be calculated on the basis of a 360-day year applied to the actual number of days elapsed until all accrued and unpaid interest is paid in full. All interest due and payable hereunder that is not paid when due for any reason shall be cumulated, added to the principal and accrue interest at the highest lawful rate per annum on that delinquent amount until paid, to the extent permitted by law. All payments of interest and principal shall be payable in lawful currency of the United States of America ("Currency"), unless and to the extent Payee exercises Payee's option hereunder to convert all or part of the unpaid principal balance of this Promissory Note into shares of common stock, par value $0.01 per share (the "Shares"), of the Maker.

      At any time prior to maturity, Payee shall have the option to convert all or part of the unpaid principal balance of this Promissory Note into that number of Shares of the Maker (the "Option") equal to (i) all or such part of the unpaid principal balance of the Promissory Note being converted divided by (ii) the average of the closing sale price of one Share as quoted by The Nasdaq Stock Market for the five trading days immediately prior to the Maker's execution of this Promissory Note, any fractional Shares to be paid in Currency. To exercise the Option, Payee shall surrender this Promissory Note to the Maker, accompanied by written notice of Payee's intention to exercise the Option, which notice shall set forth the principal amount of this Promissory Note and such portion of the unpaid principal balance of the Promissory Note, if not the entire unpaid principal balance, to be converted into Shares (the "Notice of Conversion"). Within ten (10) business days of Maker's receipt of the Notice of Conversion and Payee's surrender of this Promissory Note, Maker shall deliver or cause to be delivered to the Payee, the Shares in the name of the Payee.

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      When delivered, all Shares shall be duly authorized, validly issued, fully paid, and nonassessable. Maker shall take any and all action necessary to maintain the required authority to issue the Shares to Payee in the event Payee exercises the Option.

      Prepayment of the principal of this Promissory Note is permitted, in whole or in part, without premium or penalty of any kind; provided Maker provides Payee with ten (10) business days' prior written notice of its intention to prepay the principal of this Promissory Note, in whole or in part, during which time Payee may exercise the Option by delivering to the Maker Payee's Notice of Conversion within ten (10) business days following Payee's receipt of such notice from the Maker. All partial prepayments of principal shall reduce the principal balance hereunder in reverse order of maturity.

      This Promissory Note is given in consideration of a loan by Payee to Maker in the principal amount of this Promissory Note. This Promissory Note may not be changed orally, but only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification, or discharge is sought.

      The holder of this Promissory Note and all successors thereof shall have all of the rights of a holder in due course under the Uniform Commercial Code as in effect in the State of Michigan and the other laws of the State of Michigan. Maker hereby waives demand, presentment, protest, notice of protest and/or dishonor, and all other notices or requirements that might otherwise be required by law. The Maker promises to pay on demand all costs of collection, including reasonable attorneys' fees and court costs, paid or incurred by Payee to enforce this Promissory Note upon an Event of Default (as defined below) hereunder.

      The occurrence of any of the following shall constitute an "Event of Default" under this Promissory Note:

      a. The failure of Maker to make any payment of principal in Currency when due under this Promissory Note (time is of the essence), unless such failure is the result of payments of principal in Currency required to be made with respect to any Senior Debt (as defined below) of the Maker;

      b. The institution of proceedings by or against the Maker under any state insolvency laws, federal bankruptcy law, or similar debtor relief laws then in effect; and

      c. An "event of default" pursuant to any existing indebtedness of the Maker, other than pursuant to (i) the Loan Agreement, dated July 28, 1995, by and among the Company, William F. Rolinski, Dr. Blair A. Murphy, Walter Zaremba, Casimer I. Zaremba and NBD Bank or (ii) the Loan Agreement, dated November 20, 1998, by and between the Company and Crestmark Bank, as amended.

      Upon an Event of Default that has not been cured within ten (10) business days from the date of written notice by Payee, Payee may, at Payee's option and without notice, declare all principal and interest due under this Promissory Note to be due and payable immediately. Payee may waive any default before or after it occurs and may restore this Promissory Note in full effect without impairing the right to declare it due for a subsequent default.

      Payment of the principal of this Promissory Note in Currency is subordinated in right of payment, to the prior payment of all Senior Debt of the Maker then currently due and payable. "Senior Debt" means all liabilities, contingent or otherwise, of the Maker (i) for borrowed money (but only if the recourse of the lender is secured by any assets of the Maker) and (ii) with respect to letters of credit, bankers acceptances, or similar instruments issued or accepted by banks ("Indebtedness") incurred by the Maker prior to or after the date of this Promissory Note and any replacement, renewal, refinancing, and extension (whether direct or indirect) thereof; provided, however, that notwithstanding anything to the contrary in this Promissory Note, Senior Debt does not include (i) any Indebtedness of the Maker that by its terms or the terms of the instrument creating or evidencing it expressly provides that such Indebtedness is subordinate in right of payment to, or pari passu in right of payment with, this Promissory Note or (ii) any Indebtedness of the Maker to an executive officer or director of the Maker.

      THE PAYEE, BY ACCEPTING THIS PROMISSORY NOTE, AGREES TO SUCH
SUBORDINATION.


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      IN WITNESS WHEREOF, the Maker has caused this Promissory Note to be executed in its corporate name by the signature of its duly authorized officer.

                                        BIG BUCK BREWERY & STEAKHOUSE, INC.


                                        By:
                                           -------------------------------------
                                           William F. Rolinski
                                           President and Chief Executive Officer


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